UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
FORM 8-K/A
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2019
  _______________________________
Hi-Crush Inc.
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 600
Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this "Amendment") amends our Current Report on Form 8-K dated December 12, 2019 (the "Original Form 8-K"). This Amendment is being filed to update the date of the 2020 Annual Meeting (as defined below).

Item 7.01 Regulation FD Disclosure

Annual Meeting

As previously disclosed in the Original Form 8-K, the board of directors (the "Board") of Hi-Crush Inc. (the "Company") previously determined that it intended to hold the Company’s Annual Meeting of Stockholders (the "2020 Annual Meeting") on Wednesday, May 20, 2020, at a time and location to be specified in the Company’s proxy statement for the 2020 Annual Meeting.

On March 27, 2020, the Company announced that pursuant to Section 2.1 of the Bylaws of the Company (the "Bylaws"), the Board has decided to reschedule the 2020 Annual Meeting to Friday, May 22, 2020 and hold it in a virtual meeting format only, at a time to be specified in the Company’s proxy statement for the 2020 Annual Meeting.

Stockholder Proposals and Director Nominations

As previously disclosed in the Original Form 8-K, pursuant to Rule 14a-8 ("Rule 14a-8") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company may set a deadline for receipt of Rule 14a-8 stockholder proposals that is a reasonable time before the Company plans to make its proxy materials available. The Board previously determined that a reasonable deadline for the submission of stockholder proposals for the inclusion in the Company’s proxy materials for the 2020 Annual Meeting pursuant to Rule 14a-8 was the close of business on December 23, 2019, and the Board has determined not to reset that date for the rescheduled meeting. Therefore, the deadline for stockholders to submit proposal materials to the Company for their inclusion in the Company’s proxy materials for the 2020 Annual Meeting has passed.

In addition, in accordance with the requirements contained in Bylaws, stockholders who wished to nominate a person for election as a director or bring other business that is a proper subject for stockholder action before the 2020 Annual Meeting outside of Rule 14a-8 had to submit such nomination or other proposal to the Company no earlier than the close of business on January 21, 2020 and no later than the close of business on February 20, 2020. Moreover, pursuant to Section 2.10(a)(ii) of the Bylaws, the two-day postponement of the 2020 Annual Meeting does not commence a new period or extend the prior period for stockholders to give the notice described in this paragraph. Therefore, the deadline for stockholders to submit any such nomination or other proposal for the 2020 Annual Meeting has passed.

The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K/A. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated March 27, 2020.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date:	March 27, 2020	By:	/s/ Mark C. Skolos
Mark C. Skolos
General Counsel, Chief Compliance Officer and Secretary